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                          SUPPLEMENT TO PROSPECTUS FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1998


STRATEGIC BOND AND U.S. GOVERNMENT SECURITIES TRUSTS - PORTFOLIO MANAGER CHANGES

         Steven Guterman who had been jointly responsible together with Roger Lavan for the day-to-day management of the Strategic Bond and U.S. Government Securities Trusts is no longer managing these portfolios. Roger Lavan continues to manage these portfolios and continues to be assisted in the management of the Strategic Bond Trust by Peter Wilby and David Scott.

GROWTH TRUST - PORTFOLIO MANAGER CHANGES

         Edward F. Keely who has been the lead portfolio manager for the Growth Trust no longer manages this portfolio. Paul LaRocco, CFA has taken the role of interim lead manager with the support of the Founders investment management team.

         Mr. LaRocco, Vice President, Investments for Founders, became lead portfolio manager for Founders Special Fund in March 1998. Prior to joining Founders, he was a vice president and portfolio manager with Oppenheimer Funds Inc. (1993-1998) and a securities analyst with Columbus Circle Investors (1990-1993). Since April 1998, Mr. LaRocco also has served as a portfolio manager for The Dreyfus Corporation. A graduate of the University of California at Santa Barbara, Mr. LaRocco received an MBA with a concentration in finance from the University of Chicago.

REORGANIZATION AND RECAPITALIZATION OF OECHSLE INTERNATIONAL ADVISORS, L.P.

         On October 8, 1998, Oechsle International Advisors, L.P. ("Oechsle International"), the subadviser to the Global Government Bond portfolio, reorganized and recapitalized with Oechsle International Advisors, LLC ("Oechsle LLC") becoming the successor to Oechsle International (the "Transaction").

         Oechsle International was a Delaware limited partnership. Its sole general partner was Oechsle Group, L.P., a Delaware limited partnership ("Group LP"). Walter Oechsle, as Managing General Partner of Group LP, was the chief executive officer of Oechsle International and Group LP. In addition to Mr. Oechsle, the following persons were general partners of Group LP: S. Dewey Keesler, Jr., L. Sean Roche, Stephen P. Langer, Steven H. Schaefer, Warren Walker and Andrew S. Parlin.

         Dresdner Asset Management (U.S.A.) Corporation ("DAMCO") owned a majority limited partnership interest in Oechsle International. DAMCO is a wholly-owned subsidiary of Dresdner Bank AG.

         Certain Ownership Changes Affected by the Transaction

         As part of the Transaction, Oechsle International was reorganized into Oechsle LLC, which now conducts the business that Oechsle International conducted prior to that time. Also as part of the Transaction, (1) the seven general partners of Group LP approximately doubled their current collective ownership interest in Oechsle LLC and (2) Dresdner Bank AG sold the stock of DAMCO to Fleet Financial Group, Inc. ("Fleet"), which now holds approximately a 35% (on a fully diluted basis) non-voting interest in Oechsle LLC. As a result, Dresdner Bank AG no longer holds any interest in Oechsle LLC.
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         Structure Following the Transaction

         Oechsle LLC is a Delaware limited liability company. Its Member Manager is Oechsle Group, LLC, a Delaware limited liability company ("Group LLC") which owns approximately a 44% (on a fully diluted basis) interest in Oechsle LLC. The seven current general partners of Group LP will collectively own approximately a 89% interest in Group LLC. The management, policies and control of Oechsle LLC are vested exclusively in Group LLC. Day-to-day management of Oechsle LLC will be exercised by the Management Committee of Group LLC which will consist of Messrs. Keesler, Roche, Langer, Walker and Parlin. The address of Group LLC is One International Place, Boston, Massachusetts 02110.

     As a result of the Transaction, Oechsle LLC has entered into a new subadvisory agreement with Manufacturers Securities Services, LLC, the adviser to the Trust. The Board of Trustees of the Trust approved the new subadvisory agreement at a meeting held on June 29, 1998. Pursuant to an order the Trust has received from the Securities and Exchange Commission, shareholder approval of the new subadvisory agreement is not required. The Transaction has not resulted in any change in the portfolio managers for the Global Government Bond portfolio nor has there been any material change in the investment personnel servicing this portfolio. The Transaction has also not resulted in any change in the rate of advisory or subadvisory fee for the Global Government Bond portfolio.

T. ROWE PRICE ASSOCIATES, INC. ("T. ROWE PRICE") AND ROWE PRICE-FLEMING INTERNATIONAL, INC. ("PRICE-FLEMING") SUBADVISED PORTFOLIOS - INVESTMENT IN THE
T. ROWE PRICE RESERVE INVESTMENT FUND

         The portfolios of the Trust subadvised by T. Rowe Price (the Science & Technology, the Blue Chip Growth, and the Equity-Income portfolios) and Price-Fleming (the International Stock portfolio) each may invest cash reserves in the T. Rowe Price Reserve Investment Fund, a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other clients of T. Rowe Price and Price-Fleming. The T. Rowe Price Reserve Investment Fund operates under an Exemptive Order issued by the Securities and Exchange Commission which grants relief from certain provisions of the 1940 Act regarding registered investment companies investing in other investment companies. Under the order, a registered investment company may invest up to 25% of its total assets in the T. Rowe Price Reserve Investment Fund. The T. Rowe Price Reserve Investment Fund, like any money market fund, must comply with the requirements of Rule 2a-7 under the 1940 Act. At least 95% of the T. Rowe Price Reserve Investment Fund's assets will be invested in prime money market instruments receiving the highest credit rating. The T. Rowe Price Reserve Investment Fund will not charge an advisory fee and it is anticipated that the fund will have a low expense ratio. While the T. Rowe Price Reserve Investment Fund will attempt to maintain a stable net asset value of $1.00 per share, no assurance can be given that it will do so. The T. Rowe Price Reserve Investment Fund is not insured or guaranteed by the U.S. Government.


                THE DATE OF THIS SUPPLEMENT IS OCTOBER 13, 1998.
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              SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION FOR
                         MANUFACTURERS INVESTMENT TRUST
                                DATED MAY 1, 1998


Nonfundamental investment restriction number 13 is amended and restated as follows:

Unless a portfolio is specifically excepted by the terms of a restriction, each portfolio will not:

(13) Purchase securities of other investment companies if the purchase would cause more than 10% of the value of the portfolio's total assets to be invested in investment company securities, provided that (i) no investment will be made in the securities of any one investment company if immediately after such investment more than 3% of the outstanding voting securities of such company would be owned by the portfolio or more than 5% of the value of the portfolio's total assets would be invested in such company and (ii) no restrictions shall apply to a purchase of investment company securities in connection with:

              (a) a merger, consolidation or reorganization,

              (b) the investment of collateral received in connection with the lending of securities in the Navigator Securities Lending Trust,* or

              (c) the purchase of shares of the T. Rowe Price Reserve Investment Fund, a T. Rowe Price Associates, Inc. money market fund. (However, a portfolio of the Trust may not invest more than 25% of its total assets in the T. Rowe Price Reserve Investment Fund).**

For purposes of this restriction, privately issued collateralized mortgage obligations will not be treated as investment company securities if issued by "Exemptive Issuers." Exemptive Issuers are defined as unmanaged, fixed-asset issuers that (a) invest primarily in mortgage-backed securities, (b) do not issue redeemable securities as defined in section 2(a)(32) of the 1940 Act, (c) operate under general exemptive orders exempting them from all provisions of the 1940 Act, and (d) are not registered or regulated under the 1940 Act as investment companies. This restriction (13) shall not apply to the Lifestyle Trusts.

*State Street Bank and Trust Company ("State Street"), the Trust's custodian, pursuant to an agreement with the Trust provides a security lending service to the Trust. In connection with the service, collateral from securities lent may be invested in the Navigator Securities Lending Trust. The Navigator Securities Lending Trust is a registered investment company managed by State Street that is sold only to mutual fund lending clients of State Street. In connection with the creation of the Navigator Securities Lending Trust, State Street received from the Securities and Exchange Commission exemption from certain provisions of the 1940 Act in order to permit its mutual fund clients to invest in the Navigator Securities Lending Trust. State Street received exemption from Section 12(d)(1) of the 1940 Act and various provisions of Section 17 of the 1940 Act.

**The T. Rowe Price Reserve Investment Fund is a money market fund registered under the 1940 Act managed by T. Rowe Price Associates, Inc. which is sold only to advisory clients of T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. and their affiliates. T. Rowe Price Associates, Inc. and Rowe Price-Fleming International, Inc. have received from the Securities and Exchange Commission exemption from certain provisions of the 1940 Act in order to permit their mutual fund advisory clients to invest in the T. Rowe Price Reserve Investment Fund.


                THE DATE OF THIS SUPPLEMENT IS OCTOBER 13, 1998.